TSR, INC. AND SUBSIDIARIES
                                   EXHIBIT 21
                   LIST OF SUBSIDIARIES TO REPORT ON FORM 10-K
                         FISCAL YEAR ENDED MAY 31, 2001

                        NAME                    STATE OF INCORPORATION
                        ----                    ----------------------

            TSR Consulting Services, Inc              New York
            Construction Data Services, Inc           New York
            TSR Health Care Services, Inc             New York
            Catch/21 Enterprises Incorporated         Delaware






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